                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934


                                 November 30, 1995
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                Date of Report (Date of Earliest Event Reported)


                     CONTINENTAL MORTGAGE AND EQUITY TRUST
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             (Exact Name of Registrant as Specified in its Charter)


     California                        0-10503                   94-2738844
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(State of Incorporation)             (Commission               (IRS Employer
                                      File No.)              Identification No.)


10670 North Central Expressway, Suite 300, Dallas, TX                 75231
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's Telephone Number, Including Area Code:  (214) 692-4700
                                                          ----------------------


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends a Form 8-K Current Report dated November 30, 1995 and filed December 27, 1995 by Continental Mortgage and Equity Trust (the "Trust") and provides required financial statements that were not available at the date of the original filing.

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1994 and the nine months ended September 30, 1995. A pro forma balance sheet as of September 30, 1995 is also presented.

A summary of the pro forma transactions follows:

In November 1995, the Trust purchased Willow Wick Apartments, a 104 unit apartment complex in North Augusta, South Carolina for $1.5 million, exclusive of commissions and closing costs. The Trust paid $595,000 in cash and assumed the existing first mortgage in the amount of $930,000. The mortgage bears interest at a rate of 7% per annum, requires monthly payments of principal and interest of $8,000 and matures in January 2013.

In December 1995, the Trust purchased Heritage on the River Apartments, a 301 unit apartment complex in Jacksonville, Florida for $7.9 million, exclusive of commissions and closing costs. The Trust paid $1.4 million in cash, assumed the existing first mortgage in the amount of $6.3 million and the seller provided additional financing in the amount of $193,000. The mortgages bear interest at a variable rate, currently 9.18% per annum, require monthly payments of interest only and mature in December 1998.

The combined $9.4 million purchase price of Willow Wick and Heritage on the River Apartments is approximately 5.1% of the Trust's consolidated assets at December 31, 1994. Although not a significant acquisition in themselves, when aggregated with the other acquisitions completed by the Trust in 1995 as described below, such acquisitions constitute a significant acquisition.

In addition to the Willow Wick and Heritage on the River Apartments acquisitions discussed above, the Trust purchased two other apartment complexes and two commercial properties in 1995. The properties, located in Virginia, Texas and Florida, were purchased for a total of $26.0 million in separate transactions from unaffiliated sellers, and represent approximately 14.2% of the Trust's consolidated assets at December 31, 1994. The Trust paid a total of $5.1 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 6.0% to 9.9% and mature from 1997 to 2002.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.





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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)  Financial statements of property acquired:


Exhibit
Number                                                  Description
-------    ---------------------------------------------------------------------------------------------------------
 99.0      Heritage on the River Apartments Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1994.

 99.1      Willow Wick Apartments Audited Financial Statements for the year ended December 31, 1994.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995


                                                                                   Heritage on
                                                                Willow Wick         the River
                                                Actual          Apartments(1)      Apartments(1)        Pro forma
                                              ----------        ----------         ----------          -----------
                                                                      (dollars in thousands)
        Assets
        ------

Notes and interest receivable
 Performing.....................             $     4,344       $        -            $      -         $    4,344
 Nonperforming, nonaccruing.....                   4,456                -                   -              4,456
                                             -----------       ----------            --------         ----------
                                                   8,800                -                   -              8,800

Real estate held for sale, net of
 accumulated depreciation.......                  25,333                -                   -             25,333

Less - allowance for estimated
 losses.........................                  (9,207)               -                   -             (9,207)
                                             -----------       ----------            --------         ----------

                                                  24,926                -                   -             24,926

Real estate held for investment,
 net of accumulated depreciation                 150,024            1,525               7,940            159,489
Investments in marketable equity
 securities of affiliates, at
 market.........................                   4,824                -                   -              4,824
Investments in partnerships.....                  12,248                -                   -             12,248
Cash and cash equivalents.......                   6,954             (595)             (1,439)             4,920
Other assets....................                   5,665                -                   -              5,665
                                             -----------       ----------            --------         ----------

                                             $   204,641       $      930            $  6,501         $  212,072
                                             ===========       ==========            ========         ==========




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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                     CONSOLIDATED BALANCE SHEET - Continued
                               SEPTEMBER 30, 1995


                                                                                    Heritage on
                                                                 Willow Wick          the River
                                               Actual            Apartments(1)       Apartments(1)      Pro forma
                                             ----------          ----------          ----------        -----------
                                                                 (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable.......            $   121,920       $        930          $    6,501       $  129,351
Other liabilities................                  5,848                -                   -              5,848
                                             -----------       ------------          ----------       ----------

                                                 127,768                930               6,501          135,199

Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest,
 no par value; authorized shares,
 unlimited; issued and out-
 standing, 2,918,100 shares......                  8,766                -                   -              8,766
Paid-in capital..................                260,060                -                   -            260,060
Accumulated distributions in
 excess of accumulated earnings.                (195,053)               -                   -           (195,053)
Net unrealizable gains on market-
 able equity securities..........                  3,100                -                   -              3,100
                                             -----------       ------------          ----------       ----------

                                                  76,873                -                   -             76,873
                                             -----------       ------------          ----------       ----------

                                             $   204,641       $        930          $    6,501       $  212,072
                                             ===========       ============          ==========       ==========


---------------------------------

(1) Assumes acquisition of Willow Wick and Heritage on the River Apartments by the Trust on January 1, 1995. The effects of all other 1995 property purchases are included in the September 30, 1995 actual balances.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                          Heritage on
                                                       Willow Wick         the River       Other Property
                                        Actual         Apartments(1)      Apartments(1)    Acquisitions(1)     Pro forma
                                      ----------       -----------        ----------       ------------      -------------
                                                                          (dollars in thousands)
Income
 Rentals......................       $    27,318          $    339        $     1,202       $   1,306        $    30,165
 Interest.....................               600               -                  -               -                  600
 Equity in income of
   partnerships...............               213               -                  -               -                  213
                                     -----------          --------        -----------       ---------        -----------

                                          28,131               339              1,202           1,306             30,978

Expenses
 Property operations..........            16,456               222                728             712             18,118
 Interest.....................             6,998                49                448             555              8,050
 Depreciation.................             3,133                23                119             148              3,423
 Advisory fee to affiliate....             1,139               -                  -               -                1,139
 General and administrative...               928               -                  -               -                  928
 Provision for losses.........               541               -                  -               -                  541
                                     -----------          --------        -----------       ---------        -----------

                                          29,195               294              1,295           1,415             32,199
                                     -----------          --------        -----------       ---------        -----------

Net income (loss).............       $    (1,064)         $     45        $       (93)      $    (109)       $    (1,221)
                                     ===========          ========        ===========       =========        ===========


Earnings per share
 Net (loss)...................       $      (.36)                                                            $      (.42)
                                     ===========                                                             ===========

Shares of beneficial interest
 outstanding..................         2,918,114                                                               2,918,114
                                     ===========                                                             ===========


-------------------------

(1) Assumes acquisition by the Trust on January 1, 1995.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

                                                                        Heritage on
                                                       Willow Wick       the River        Other Property
                                        Actual         Apartments(1)    Apartments(1)     Acquisitions(1)      Pro forma
                                      ----------       -----------       ----------       ------------       -------------
                                                                    (dollars in thousands)
Income
 Rentals......................       $    27,042          $    452        $     1,603       $   4,017        $    33,114
 Interest.....................             2,699               -                  -               -                2,699
 Other........................              (479)              -                  -               -                 (479)
                                     -----------          --------        -----------       ---------        -----------
                                          29,262               452              1,603           4,017             35,334

Expenses
 Property operations..........            16,888               296                971           1,708             19,863
 Interest.....................             7,711                65                597           1,622              9,995
 Depreciation.................             3,214                30                159             570              3,973
 Advisory fee to affiliate....             1,326               -                  -               -                1,326
 General and administrative...             1,235               -                  -               -                1,235
 Provision for losses.........             1,429               -                  -               -                1,429
                                     -----------          --------        -----------       ---------        -----------
                                          31,803               391              1,727           3,900             37,821
                                     -----------          --------        -----------       ---------        -----------

Income (loss) before gain on
 sale of real estate..........            (2,541)               61               (124)            117             (2,487)
Gain on sale of real estate...             1,708               -                  -               -                1,708
                                     -----------          --------        -----------       ---------        -----------
Net income (loss).............       $      (833)         $     61        $      (124)      $     117        $      (779)
                                     ===========          ========        ===========       =========        ===========

Earnings per share
 (Loss) before gain on sale of
 real estate..................       $      (.87)                                                            $      (.85)
 Gain on sale of real estate..               .58                                                                     .58
                                     -----------                                                             -----------
 Net (loss)...................       $      (.29)                                                            $      (.27)
                                     ===========                                                             ===========

Shares of beneficial interest
 outstanding..................         2,919,815                                                               2,919,815
                                     ===========                                                             ===========

----------------------------

(1)  Assumes acquisition by the Trust on January 1, 1994.





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
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        CONTINENTAL MORTGAGE AND
                                        EQUITY TRUST





Date:    January 12, 1996               By:     /s/ Thomas A. Holland
     ------------------------              ---------------------------------
                                            Thomas A. Holland
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                          CURRENT REPORT ON FORM 8-K/A

                            Dated November 30, 1995


Exhibit                                                                                                Page
Number                         Description                                                            Number
-------         --------------------------------------------------------------------------------      ------
 99.0           Heritage on the River Apartments Audited Statement of Revenues and Direct               10
                Operating Expenses for the year ended December 31, 1994.


 99.1           Willow Wick Apartments Audited Financial Statements for the year ended                  15
                December 31, 1994.


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